SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 1997

    Commission file number        010690
                             ____________________


                           Science Dynamics Corporation
     -------------------------------------------------------------------
      (Exact name of small business issuer as specified in its charter)

                                   Delaware
        ------------------------------------------------------------
              (State or other jurisdiction of incorporation)

                                  22-2011859
                      -------------------------------
                     (IRS Employer Identification No.)


          1919 Springdale Road, Cherry Hill, New Jersey   08003
          -----------------------------------------------------
                (Address of Principal Executive Offices)

                      (    609     )     424-0068
          -----------------------------------------------------
                     (Registrant's telephone number)

                                N.A.
    (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

In furtherance of the Company's ongoing reporting requirements to NASDAQ it is submitting the unaudited Balance Sheet as of December 31, l996 which is set forth as Exhibit I to this Form 8-K. Such unaudited Balance Sheet shows that the Company exceeds the NASDAQ requirements for both the capital and surplus and the public float.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit I - Unaudited Balance Sheet as of December 31, 1996


                SCIENCE DYNAMICS CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                         ---------------------------
                      AS OF DECEMBER 31, 1996 AND 1995
                      --------------------------------


                                  ASSETS
                                  ------

                                              DECEMBER 31,   DECEMBER 31,
                                                  1996           1995
                                               Unaudited        Audited
Current assets:
   Cash and cash equivalents                  $    29,295    $     22,626
   Short term investments                         801,044               -
   Accounts receivable - trade                     87,726         683,642
   Accounts receivable - other                    200,000               -
   Inventories                                    581,277       1,226,596
   Other current assets                            42,824         186,816
                                              ------------   ------------
      Total current assets                      1,742,166       2,119,680
                                              ------------   ------------
Property and equipment, net                       211,835         243,038
Software development costs, net of
 accumulated amortization of $566,827
 in 1996 and $395,371 in 1995                     347,489         518,945
Deferred income taxes                             308,000         308,000
Intangible Assets                               1,500,000               -
Other assets                                       42,241          39,056
                                              ------------   ------------
      Total assets                            $ 4,151,732    $  3,228,719
                                              ============   ============

                   LIABILITIES AND SHAREHOLDERS' EQUITY
                   ------------------------------------

Current liabilities:
   Notes payable - bank                     $          -   $    280,000
   Accounts payable                              421,647        742,581
   Other payables and accrued expenses,
    principally payroll related                  165,017        198,282
                                              ------------   ------------
      Total current liabilities                  586,664      1,220,863

Long term debt:
   Long term debt payable                        500,000              -
                                              ------------   ------------
      Total liabilities                        1,086,664      1,220,863

Shareholders' equity -
   Common stock - .01 par value,
    25,000,000 shares authorized,
    11,062,528 and 8,048,778 issued,
    10,936,728 and 7,922,978 outstanding
    in 1996 and 1995 respectively                110,625         80,488
   Common Stock Subscribed - .01 par value         9,930              -
   Additional paid-in capital                  9,615,194      6,955,899
   Retained earnings (deficit)                (6,272,849)    (4,630,698)
                                              ------------   ------------
                                               3,462,900      2,405,689
   Common stock held in treasury,
    at cost                                     (397,833)      (397,833)
                                              ------------   ------------
   Total shareholders' equity                  3,065,067      2,007,856
                                              ------------   ------------
   Total liabilities and shareholders'
    equity                                  $  4,151,732   $  3,228,719
                                              ============   ============

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                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCIENCE DYNAMICS CORPORATION


                                            /s/  Alan C. Bashforth
                                          -------------------------------
                                          By:  Alan C. Bashforth, President
Dated:  February 03, 1997

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